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                                                                  EXHIBIT 10.15

                        [RENT-A-CENTER, INC. LETTERHEAD]

MEMORANDUM

Date:             October 1, 1998

To:               Brad Denison

From:             Ernie Talley

Re:               General Counsel Position

This memo will confirm your employment with the combined companies of Renters Choice and Rent-A-Center as General Counsel and Senior Vice President. The summary of the compensation package for the General Counsel position as described follows:

Base Salary:               $235,000 beginning October 5, 1998

Bonus Program:             $250 paid per quarter for each 1% of profit

Stock Options:             50,000 shares to vest as follows:

                                    20,000 shares in four years - pro-rata
                                    15,000 shares upon passage of New Jersey law
                                    15,000 shares upon passage of Wisconsin law

                                    All options to vest upon passage of federal law if that occurs earlier.

Customary Benefits

Vacation:                  3 weeks / 4 weeks after two years

Severance:                 One year base pay

Relocation:                Moving and realtors fees for sale of Wichita home




/s/ J. ERNEST TALLEY
-------------------------------------
J. Ernest Talley
Chairman and CEO